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                                                                   EXHIBIT 10.59


                      ASSIGNMENT AND SUBSCRIPTION AGREEMENT

This Assignment and Subscription Agreement, is made and entered into as of May 16, 2001 (this "Agreement"), among Atrium Corporation, a Delaware corporation (the "Company") and Ellison Capital, LLC, a limited liability company (the "Subscriber") and The Ellison Company, Inc. ("Ellison").


                                   WITNESSETH:


WHEREAS, pursuant to a Subscription Agreement, dated May 2, 2001, between Ellison and the Company (the "May 2 Subscription Agreement") Ellison subscribed for and purchased, and the Company issued and sold to Ellison, 1,153,846 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Company, (subject to adjustment as described therein, the "Transfer Shares") at the purchase price of $1.30 per share (subject to adjustment as described therein) or an aggregate purchase price of $1,500,000;

WHEREAS, the Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell to the Subscriber, 2,692,307 additional shares of Class A Common Stock of the Company, (subject to adjustment as described below, the "Shares") at the purchase price of $1.30 per share (subject to adjustment as described below, the "Price Per Share") or an aggregate purchase price of $3,500,000 (the "Aggregate Purchase Price");

NOW, THEREFORE, in consideration of the mutual agreements and benefits to accrue to the Company and the Subscriber and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subscription. Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase, and the Company hereby accepts such subscription and agrees to issue and sell to the Subscriber, the Shares, at the Price Per Share, for the Aggregate Purchase Price.

         2. Adjustment. In the event the Company issues shares of common stock in an equity financing prior to August 15, 2001, then, to the extent the purchase price per share of common stock issued in such financing is less than $1.30 per share, the Price Per Share shall automatically and retroactively be adjusted to such purchase price per share such that the Company shall be deemed to have issued additional Shares as part of this subscription so that the adjusted Price Per Share, when multiplied by the number of shares issued and deemed to be issued to the Subscriber as part of this subscription equals the Aggregate Purchase Price. In the event of an adjustment pursuant to this Section 2, that portion of the Aggregate Purchase Price in excess of the result of multiplying the adjusted Price Per Share by the original number of Shares issued to the Subscriber under this Agreement (i.e., excluding the shares deemed issued as per this Section 2) shall be allocated to the additional Shares that shall have been deemed to have been issued as part


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of this subscription, such that the Aggregate Purchase Price shall be deemed to have been paid to purchase the entire number of Shares at the adjusted Price per Share.

         3. Amendment to May 2 Subscription Agreement. Section 2 of the May 2 Subscription Agreement is hereby amended to change the reference to "June 30, 2001" in the first sentence thereof to "August 15, 2001".

         4. Transfer. Subject to Section 5 hereof and in accordance with Section
3.05 of the Amended and Restated Stockholders Agreement, dated October 25, 2000, by and among D and W Holdings, Inc. (now known as Atrium Corporation) and each of the individuals and entities signatory thereto (the "Stockholders Agreement"), Ellison hereby assigns and transfers to the Subscriber, and the Subscriber hereby accepts and receives from Ellison, the Transfer Shares.

         5. Stockholders Agreement. The Subscriber hereby agrees to become subject to and bound by the terms of the Stockholders Agreement and to be deemed to be a Stockholder (as defined in the Stockholders Agreement) under the Stockholders Agreement. The Subscriber also hereby agrees that it will only transfer the Transfer Shares to Ellison or any of Ellison's Permitted Transferees (as defined in the Stockholders Agreement) or otherwise in accordance with the terms of the Stockholders Agreement. Ellison hereby agrees that in accordance with Section 3.06 of the Stockholders Agreement, in the event the Subscriber ceases to be an Affiliate of Ellison, Ellison will repurchase such Transfer Shares from the Subscriber.

         6. Deliveries. Upon execution and delivery of this Agreement, and subject to the terms and conditions hereof, (i) the Company shall deliver to the Subscriber a certificate representing the Shares, against payment of the Aggregate Purchase Price by the Subscriber and (ii) Ellison shall deliver to the Subscriber a certificate representing the Transfer Shares duly endorsed for transfer. In the event of an adjustment pursuant to Section 2 hereof or pursuant to Section 2 of the May 2 Subscription Agreement, the Company shall deliver to the Subscriber an additional certificate representing the additional Shares or Transfer Shares referenced in each such Section 2.

         7. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company as follows:

            (a) The Subscriber is an Accredited Investor as such term is defined in Regulation D under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

            (b) The Subscriber is acquiring the Shares and the Transferred Shares solely for its own account for investment and not with a view to the distribution or resale thereof.

            (c) The execution, delivery and performance by the Subscriber of this Agreement are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under, violation of, or conflict with, any law, statute, rule, regulation, ordinance, order, judgment, injunction, decree, or other similar


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restriction, or any contract, agreement, lease, mortgage, deed of trust, instrument, permit or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound, any provisions of its articles of incorporation, by-laws, limited liability company agreement or similar instruments. The signature of the Subscriber on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same. This Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

         8. Representations and Warranties of Ellison. Ellison represents and warrants to the Company as follows:

            (a) The Subscriber is an Affiliate (as defined in the Stockholders Agreement) of Ellison and the Transfer is permitted by and made in accordance with the Stockholder Agreement.

            (b) The execution, delivery and performance by Ellison of this Agreement are within the powers of Ellison, have been duly authorized and will not constitute or result in a breach or default under, violation of, or conflict with, any law, statute, rule, regulation, ordinance, order, judgment, injunction, decree, or other similar restriction, or any contract, agreement, lease, mortgage, deed of trust, instrument, permit or other undertaking, to which Ellison is a party or by which Ellison is bound, any provisions of its articles of incorporation, by-laws, limited liability company agreement or similar instruments. The signature of Ellison on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same. This Agreement constitutes a legal, valid and binding obligation of Ellison, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

         9. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) The Company has the necessary right, power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b)


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general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

            (c) When issued in accordance with the terms and conditions hereof, all of the Shares issued pursuant to this Agreement shall be validly issued, fully paid and nonassessable. Neither the execution nor delivery of this Agreement nor fulfillment of nor compliance with the terms and provisions of this Agreement by the Company, will conflict with, or result in any violation of, or result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries pursuant to, or require any consent, approval or other action by any court or administrative or governmental body or any other person pursuant to, the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its subsidiaries is subject.

            (d) The issue or delivery of the Shares will not require any consent, approval or authorization of, or any notice to, or filing, registration or qualification with, any court or administrative or governmental body other than with respect to applicable state securities or blue sky laws for which the appropriate consents, approvals or authorizations have been obtained and the appropriate notices, filings, registrations or qualifications have been made.

         10. Further Assurances. The parties hereto, will, upon reasonable request of any other party hereto, execute and deliver any additional documents necessary or desirable to complete the transactions described herein.

         11. Miscellaneous.

                  (i) Governing Law. This Agreement shall be governed by, and enforceable in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

                  (ii) Amendments, Etc. All amendments or waivers of any provisions of this Agreement may only be made pursuant to a written instrument executed by the parties hereto or their successors and permitted assigns.

                  (iii) Successors and Assigns. All covenants and agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors and permitted assigns of such party; provided, however, that no party hereto may assign any of its rights or obligations under this Agreement without the written consent of the other parties hereto.

                  (iv) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (v) Third Party Beneficiaries. Except for the provisions of
         Section 5 hereof for which the Stockholders under the Stockholders Agreement shall be


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         deemed to be third party beneficiaries, this Agreement shall not, and shall not be deemed to, confer any right or remedy upon any person other than the parties hereto and their respective successors and permitted assigns.


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         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.



                                        ATRIUM CORPORATION



                                        By
                                          --------------------------------------
                                           Name:
                                           Title:



                                        ELLISON CAPITAL, LLC



                                        By
                                          --------------------------------------
                                           Name:
                                           Title:



                                        THE ELLISON COMPANY, INC.



                                        By
                                          --------------------------------------
                                           Name:
                                           Title: